Exhibit 99.1

• Click to edit Master title style Click to edit Master title style Consolidated Communications Investor Presentation August 2017 NASDAQ: CNSL

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include our ability to successfully integrate FairPoint Communications, Inc.'s operations and realize the synergies from the integration, as well as a number of factors related to our business, including economic and financial market conditions generally and economic conditions in our service areas; various risks to stockholders of not receiving dividends and risks to our ability to pursue growth opportunities if we continue to pay dividends according to the current dividend policy; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt and to pay dividends on our common stock; restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Preliminary Pro Forma Results

Estimated pro forma results of operations presented herein gives effect to the acquisition of FairPoint Communications, Inc. as if it had occurred on January 1, 2017. The combined estimated results of financial condition have been prepared as of June 30, 2017 and gives effect to the acquisition as if it had occurred on January 1, 2017. The estimated pro forma results include certain accounting adjustments related to the acquisition that are expected to have a continuing impact on the combined results, including adjustments for depreciation and amortization of the acquired tangible and intangible assets acquired, interest expense on the debt incurred to complete the acquisition and to repay certain existing indebtedness of FairPoint, the exclusion of certain acquisition related costs and the tax impact of these pro forma adjustments. These adjustments and the related results are based on a preliminary valuation of the estimated fair value of the net assets acquired, which is subject to change upon the final assessment and such changes could be material. The estimated pro forma information is not intended to represent or be indicative of the results of the combined company that would have been obtained had the acquisition been completed as of the dates presented and should not be taken as representative of the future consolidated results of the combined company.

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• Click to edit Master title style Click to edit Master title style Consolidated at a Glance* • $1.5B in Revenue LTM • $548M Adjusted EBITDA LTM (excludes $55M of targeted synergies) • Diverse carrier, commercial and consumer customer base • 36,200 fiber route miles 3 Operating States FL NM MD TX OK KS NE SD ND MT WY CO UT ID AZ NV WA CA OR KY NY PA MI NH MA CT VA WV OH IN IL NC TN SC AL AR LA MO IA MN WI GA MS VT NJ DE ME RI Roseville Sacramento Fargo Twin Cities Duluth Mankato Des Moines Kansas City Dallas Lufkin Conroe Katy Houston St.Louis Mattoon Indianapolis Pittsburgh Gibsonia FairPoint Consolidated Fiber Network Lines • Proven track record of successful M&A: FRP, CTC, Enventis, SureWest, North Pitt, TXU • CNSL annual dividend of $1.55/share, 49 consecutive quarterly dividends declared *Estimated Pro forma for FairPoint

• Click to edit Master title style Click to edit Master title style Estimated Pro Forma Operating Statistics Source: Company Filings, Consolidated and FairPoint metrics rounded to nearest hundred as of June 30, 2017. Notes 1. Excluding four overlapping states 2. Includes "Broadband Subscribers" and "Ethernet Circuits“ 3. Includes “Residential Voice Lines” State Coverage 11 17 24 1 Fiber Network Miles 14,200 22,000 36,200 On - Net Buildings 5,800 3,000 8,800 Fiber Connected Towers 1,300 1,300 2,600 Data & Internet Connections 480,400 320,500 2 800,900 Voice Connections 449,300 347,400 3 796,700 Pro Forma 4

• Click to edit Master title style Click to edit Master title style Executing on Our Strategy Diversify and improve revenue trends Maintain effective capital deployment Improve operating efficiency Pursue selective acquisitions Sustain and Grow Cash Flow, Increase Shareholder Value 5

• Click to edit Master title style Click to edit Master title style Leveraging a Fiber - Rich Network … Consumer • High - Speed Internet • Digital TV / OTT • Voice • Home Security & Automation Carrier • Fiber Services • Carrier Ethernet • Wireless Backhaul • Colocation Services Commercial • Data & Internet • Managed and Hosted • Cloud Services • Network Deployment • Voice ... Across Three Key Customer Groups … to Deliver a Diverse Product and Service Portfolio

• Click to edit Master title style Click to edit Master title style 2002 Successful M&A Track Record Revenue 2004 2007 2012 2014 $118M $312M $426M $623M $787M States 7 2017 $1.5B

• Click to edit Master title style Click to edit Master title style FairPoint Update 8 Integration Synergies Strategies to Leverage Assets and Capabilities » Proven and disciplined integration process focused on ensuring a smooth transition for customers » Strong project management team experienced in ensuring timelines and budgets are met » No customer - facing systems conversions are required » $55M in targeted annual run - rate synergies within the first two years from closing » $15M in net synergies realized at closing primarily related to elimination of executive and other duplicative positions and public company costs » Confident in ability to meet or exceed targeted synergies » Invest in the network to improve broadband service and speeds » Launch new products in the FairPoint service territories » Reduce customer pain points through use of technology » Leverage value based sales approach and training » Rebranding to Consolidated Communications planned for early 2018

• Click to edit Master title style Click to edit Master title style 2010 2011 2012 2013 2014 2015 2016 $27.4 $28.3 $29.1 $34.8 $34.6 $45.3 $32.1 Wireless Partnerships, Diversification • Five partnerships with Verizon Wireless and overlap with certain ILEC and CLEC markets • Strategic investments diversify our cash flows and provide a hedge against legacy declines • Received $13.3M 2017 YTD • Distributions have historically been weighted to the back half of the year • Expect 3Q17 distributions to increase 10% to 12 % over 2Q17’s $7.7M 1 Received approximately $10M in non - recurring distributions in 3Q15 from the sale and leaseback of towers CNSL Cash Distributions ($ in millions) 1 9

• Click to edit Master title style Click to edit Master title style Investment Highlights Diversified and stable EBITDA and cash flow 24 - state network 36,200 fiber route miles FRP, CTC, Enventis, SURW, North Pitt, TXU Broadband network IP services Extensive telecom expertise Consistent results supporting long - standing dividend Extensive fiber network Track record of successful deals Expanded product portfolio Experienced Team 10

• Click to edit Master title style Click to edit Master title style Appendix - Use of Non - GAAP Measures - 2017 Guidance - Adjusted EBITDA Reconciliation - Net Leverage - Revenue Categories - Cash Available to Pay Dividends 11

Use of Non-GAAP Measures

This presentation includes disclosures regarding "EBITDA," "adjusted EBITDA," "cash available to pay dividends" and the related "dividend payout ratio," "total net debt to last twelve month adjusted EBITDA coverage ratio," "adjusted diluted net income per share" and "adjusted net income attributable to common stockholders," all of which are non-GAAP financial measures and described in this section as not being in compliance with Regulation S-X. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under our credit agreement in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented with the reconciliation to net income. EBITDA is defined as net earnings before interest expense, income taxes, depreciation and amortization on a historical basis.

Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures and (3) cash income taxes; this calculation differs in certain respects from the similar calculation used in our credit agreement.

We present adjusted EBITDA, cash available to pay dividends and the related dividend payout ratio for several reasons. Management believes adjusted EBITDA, cash available to pay dividends and the dividend payout ratio are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA, cash available to pay dividends and the dividend payout ratio to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in our credit agreement that requires us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. In addition, adjusted EBITDA, cash available to pay dividends and the dividend payout ratio provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in our credit agreement and to measure our ability to service and repay debt. We present the related "total net debt to last twelve month adjusted EBITDA coverage ratio" principally to put other non-GAAP measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement. These measures differ in certain respects from the ratios used in our senior notes indenture.

These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement. Because adjusted EBITDA is a component of the dividend payout ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future.

We present the non-GAAP measures adjusted diluted net income per share and adjusted diluted net income attributable to common stockholders because our net income and net income per share are regularly affected by items that occur at irregular intervals or are non-cash items. We believe that disclosing these measures assists investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

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• Click to edit Master title style Click to edit Master title style Guidance as of August 3, 2017 second quarter earnings release. 1 Pro Forma interest expense is based on the legacy CNSL debt structure plus the $935.0 million refinancing of FairPoint’s debt as an incremental term loan under our credit agreement at rate of Libor, plus 3.00% coupon and 1.00% Libor floor. 2017 cash interest guidance does not include ticking fees or commitment fees. 2 Cash income taxes primarily include local and state income taxes and federal income taxes will be shielded by net operating loss. 2017 Guidance Includes FairPoint as if owned for the full 2017 fiscal year 2016 Results CNSL FRP Combined 2017 Pro Forma Guidance Cash Interest Expense 1 $70.6M $77.2M $147.8M $111M to $116M Cash Income Taxes 2 $(0.2)M $1.3M $1.1M $2M to $4M Capital Expenditures $125.2M $117.1M $242.3M $230M to $235M 13

• Click to edit Master title style Click to edit Master title style Adjusted EBITDA Reconciliation 14 Pro Forma Pro Forma Six Months Last Twelve Ended Months Ended 2017 2016 2017 2016 June 30, 2017 June 30, 2017 Net income (loss) (2,626)$ 157$ (6,331)$ 8,059$ 10,376$ 99,858$ Add (subtract): Income tax expense (benefit) (1,399) 12,323 (3,573) 17,296 6,918 52,452 Interest expense, net 33,918 19,106 63,589 37,752 59,610 118,310 Depreciation and amortization 40,483 43,491 82,678 87,631 175,818 355,337 EBITDA 70,376 75,077 136,363 150,738 252,722 625,957 Adjustments to EBITDA (1): Other, net (2) 2,497 2,190 6,037 3,941 2,777 6,600 Investment income (accrual basis) (8,196) (8,705) (13,474) (15,901) (13,474) (30,545) Investment distributions (cash basis) 7,736 7,784 13,380 14,580 13,380 30,944 Pension/OPEB expense (837) 719 (144) 1,439 5,875 (99,734) Loss on extinguishment of debt - - - - - 6,559 Non-cash compensation (3) 892 912 1,430 1,804 4,416 8,002 Adjusted EBITDA 72,468$ 77,977$ 143,592$ 156,601$ 265,696$ 547,783$ Notes: Three Months Ended June 30, Consolidated Communications Holdings, Inc. Schedule of Adjusted EBITDA Calculation (Dollars in thousands) (Unaudited) Six Months Ended June 30, (1) These adjustments reflect those required or permitted by the lenders under our credit agreement. (2) Other, net includes income attributable to noncontrolling interests, acquisition and non-recurring related costs, and certain miscellaneous items. (3) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non- cash nature of the expenses are excluded from adjusted EBITDA.

• Click to edit Master title style Click to edit Master title style Net Leverage 15 Pro Forma June 30, June 30, Summary of Outstanding Debt: 2017 2017 Term loan, net of discount $4,346 888,904$ 1,819,229$ Revolving loan - 5,000 Senior unsecured notes due 2022, net of discount $3,991 496,009 496,009 Capital leases 21,962 24,154 Total debt as of June 30, 2017 1,406,875$ 2,344,392$ Less deferred debt issuance costs (12,797) (15,504) Less cash on hand (15,859) (2,052) Total net debt as of June 30, 2017 1,378,219$ 2,326,836$ Adjusted EBITDA for the last twelve months ended June 30, 2017 292,750$ 547,783$ (a) Total Net Debt to last twelve months Adjusted EBITDA 4.71x 4.25x Targeted run rate annual synergies $55,000 Adjusted EBITDA for the last twelve months ended June 30, 2017 inclusive of targeted synergies 602,783$ Total Net Debt to last twelve months Adjusted EBITDA inclusive of targeted synergies 3.86x Consolidated Communications Holdings, Inc. Total Net Debt to LTM Adjusted EBITDA Ratio (Dollars in thousands) (Unaudited) (a) Excludes targeted synergies of $55 million expected to be realized within the first two years from closing. » Successfully secured refinancing terms on FairPoint’s existing debt in December 2016 » Reduced the blended rate on the FairPoint debt resulting in significant annual cash interest savings

• Click to edit Master title style Click to edit Master title style Cash Available to Pay Dividends 16 Pro Forma Three Months Ended Six Months Ended Six Months Ended June 30, 2017 June 30, 2017 June 30, 2017 Adjusted EBITDA 72,468$ 143,592$ 265,696$ (a) - Cash interest expense (17,709) (35,153) (55,795) - Capital expenditures (29,036) (58,061) (104,104) - Cash income (taxes)/refund (600) (909) (1,254) Cash available to pay dividends 25,123$ 49,469$ 104,543$ Dividends Paid 19,653$ 39,257$ 54,903$ Payout Ratio 78.2% 79.4% 52.5% Note: The above calculation excludes the principal payments on our debt (a) Excludes targeted synergies of $55 million expected to be realized within the first two years from closing. Consolidated Communications Holdings, Inc. Cash Available to Pay Dividends (Dollars in thousands) (Unaudited)

• Click to edit Master title style Click to edit Master title style Consolidated Revenue Categories Note: Q2 - 2016 and 1H - 2016 included $12.4M and $24.0M of revenue, respectively, from businesses which the Company divested in 20 16, the equipment sales business and the Iowa ILEC property. 17 2017 2016 2017 2016 Commercial and carrier: Data and transport services (includes VoIP) 50,101$ 48,558$ 99,579$ 97,670$ Voice services 23,626 25,323 47,079 50,348 Other 4,931 2,703 8,833 5,327 78,658 76,584 155,491 153,345 Consumer: Broadband (VoIP, Data and Video) 50,856 53,103 102,521 107,662 Voice services 12,614 14,028 25,488 28,519 63,470 67,131 128,009 136,181 Equipment sales and service - 10,448 - 20,088 Subsidies 10,392 12,982 20,964 26,056 Network access 14,138 16,305 28,691 33,118 Other products and services 3,292 3,421 6,730 6,929 Total operating revenue 169,950$ 186,871$ 339,885$ 375,717$ Six Months EndedThree Months Ended June 30, Consolidated Communications Holdings, Inc. Consolidated Revenue by Category (Unaudited) June 30, (Dollars in thousands)

• Click to edit Master title style Click to edit Master title style FairPoint Revenue Categories 18 2017 2016 2017 2016 Growth (2) Broadband (2a) 37.7$ 34.8$ 74.7$ 68.8$ Ethernet (2b) 24.2 24.9 48.7 48.5 Hosted and Advanced Services (2c) 5.1 4.1 10.3 7.9 Subtotal Growth 67.0 63.8 133.7 125.2 Growth as a % of Total Revenue 33.7% 30.9% 33.3% 30.3% Convertible (3) Non-Ethernet Special Access (3a) 14.6 16.7 29.7 34.9 Business Voice (3b) 28.4 29.9 57.0 60.4 Other convertible (3c) 4.6 5.0 9.5 10.4 Subtotal Convertible 47.6 51.6 96.2 105.7 Convertible as a % of Total Revenue 23.9% 25.0% 24.0% 25.6% Legacy (4) Residential Voice (4a) 48.6 53.4 97.4 107.3 Switched Access and Other (4b) 15.2 16.8 31.1 34.5 Subtotal Legacy 63.8 70.2 128.5 141.8 Legacy as a % of Total Revenue 32.0% 34.0% 32.0% 34.3% Regulatory funding (5) 12.8 13.1 27.5 26.2 Regulatory funding as a % of Total Revenue 6.4% 6.3% 6.9% 6.3% Miscellaneous (6) 7.9 7.9 15.1 14.5 Miscellaneous as a % of Total Revenue 4.0% 3.8% 3.8% 3.5% Total Revenue 199.1$ 206.6$ 401.0$ 413.4$ June 30, FairPoint Communications, Inc. and Subsidiaries Strategic Revenue Categorization and Product Revenue Detail (1) (Unaudited) (Dollars in millions) Three Months Ended Six Months Ended June 30, Notes: (1) Management believes the Strategic Revenue Categorization provides key metrics that will enhance investors' ability to evaluate our business and assist investors in their understanding of the changing composition of our revenue as well as period - to - period revenue trends as a result of product and service evolution within our industry. (2) Growth revenue is comprised of products and services that are generally viewed as in - demand by telecommunications consumers over the medium - to long - term and are expected to increase over time. a) Broadband revenue is comprised of both residential and business customers delivered through DSL, ADSL, VDSL or other similar services. b) Ethernet revenue includes Ethernet over copper ("EOC") or Ethernet over fiber ("EOF") services delivered to end - users or to wholesalers, who then sell to their end - users. c) Hosted and Advanced Services includes VoIP and other digital voice services including unified messaging and other IP features as well as revenue generated from our various advanced services including our value added reseller of unified communications, data networking and cabling infrastructure solutions, the next - generation emergency 9 - 1 - 1 contracts in several of our service territories as well as data center and managed services. (3) Convertible revenues are revenues that could move from TDM - based technologies to Ethernet or other advanced services. a) Non - Ethernet Special Access includes high - capacity circuits. The revenues are primarily comprised of business revenue from T1's, DS3's and SONET products. b) Business Voice is traditional voice, long distance, ISDN and Centrex services for a business customer. c) Other convertible revenue primarily includes Unbundled Network Element ("UNE"), Asynchronous Transfer Mode ("ATM"), Frame Relay, ISDN, Analog Private Line and Internet services such as dial - up. (4) Legacy revenues are TDM - based voice related consumer revenue largely related to residential customers. a) Residential Voice is comprised of TDM voice services to residential customers. b) Switched Access and Other primarily includes Switched Transport, Local Switching, NECA pooling elements and colocation of miscellaneous equipment. (5) We receive certain federal and state government funding that we classify as regulatory funding including: CAF Phase II support effective January 1, 2015 to build and operate broadband services; CAF Phase II transition funding (scheduled to phase down over three - years); CAF Phase I frozen support (for Kansas and Colorado in 2015 and until a reverse auction is conducted); CAF funding under the CAF/ICC Order; and universal service fund support from certain states in which we operate. (6) Miscellaneous is comprised of special purpose projects, late payment fees from our customers and pole rental revenues among other various service revenues.